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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 22, 1997


                       FORREST CITY FINANCIAL CORPORATION
            -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


    Delaware                         0-24304                       71-0756156
---------------              ------------------------            --------------
(State or other              (Commission File Number)            (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                      Number)


715 North Washington Street, Forrest City, Arkansas                 72335
---------------------------------------------------               ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (870) 633-1525
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 8.  Change in Fiscal Year

      Forrest City Financial Corporation's (the "Registrant") Board of Directors passed a resolution on July 22, 1997, changing the Registrant's fiscal year end from June 30th to December 31st. The Registrant will report the transition period on Form 10-KSB.







































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FORREST CITY FINANCIAL CORPORATION


Date:   August 5, 1997             By:  /s/ John R. Stipe
        --------------                  -----------------------
                                        John R. Stipe
                                        President and Chief Executive Officer
































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